UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  March 31, 2016

Item 1. Report to Stockholders.

Cove Street Capital
Small Cap Value Fund

Semi-Annual Report
March 31, 2016

www.COVESTREETFUNDS.com

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

LETTER TO SHAREHOLDERS (unaudited)

Dear Fellow Shareholder:

That last six months have been a bit of a roller-coaster, and we are pleased with our performance in both the ups and downs.

Total Return
(%) as of March 31, 2016

						SINCE
	6	1	3	5	10	INCEPTION
	MONTH	YEAR	YEAR	YEAR	YEAR	(10/03/01)
Cove Street Capital Small Cap Value Fund	8.85	0.56	8.65	12.23	6.18	8.57
Russell 2000® Index	2.02	-9.76	6.84	7.20	5.26	8.52
Russell 2000® Value Index	4.63	-7.72	5.73	6.67	4.42	8.68

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.42%. Cove Street Capital, LLC (the “Adviser” or “Cove Street”) has contractually agreed through at least January 28, 2017 to reduce its management fees, and to potentially reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets.

The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

The Fund is structured to be able to capitalize on market turmoil and volatility. As a reminder, we don’t employ leverage, we don’t blindly follow “famous” hedge fund investors’ stock picks, and we don’t take excessive risks in trying to hit home runs. Instead, we attempt to align ourselves with like-minded partners who understand our investment process and have a long-term time horizon, we focus on avoiding losing money, and we concentrate on the best ideas that come from our disciplined bottom-up research. This structure, combined with the fact that we embrace the opportunity to buy more of what we like as the price goes down, is the basis for our long-term performance.

One stark lesson learned during the 2008-09 period is that buying what appears to be the statistically cheapest stocks in a falling market can be a painful endeavor, especially if you are buying levered companies. While you can make a lot of money if you serendipitously call a bottom—and the company doesn’t go bankrupt—without the safety net of a quality business and healthy balance sheet, what already looks cheap may become even cheaper. We have mostly avoided this problem during this cycle. Sometimes it is the path not taken and the decisions our clients never learn about that create the most value.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

LETTER TO SHAREHOLDERS (unaudited)

What Happened
(%) Six Months Ending March 31, 2016 | Symbol CSCAX

SECURITY	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 CONTRIBUTORS	(%)	(%)	(%)
AMERICAN VANGUARD CORP	2.88	38.03	1.46
Carrols Restaurant Group Inc	6.22	20.80	1.35
FRANCESCA’S HOLDINGS CORP	1.94	44.00	1.19
DREAMWORKS ANIMATION SKG	1.01	49.59	1.18
WESCO AIRCRAFT HOLDINGS	1.29	31.42	0.93

SECURITY	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 DETRACTORS	(%)	(%)	(%)
EVINE LIVE INC	2.15	-55.36	-2.37
HERITAGE-CRYSTAL CLEAN INC	3.76	-3.50	-0.72
CARBON NATURAL GAS COMPANY	0.62	-58.82	-0.67
AVID TECHNOLOGY INC	3.60	-15.08	-0.38
Dundee Corp - CL A	1.39	-22.43	-0.35

The 5 Contributors measure the top five contributors to the portfolio’s total return. The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

Per individual holdings, our investment in EVINE Live (ticker: EVLV), to date, has been an unquestionable mistake. Given our investments in HSN (ticker: HSNI) and Liberty Interactive (ticker: QVCA, owner of QVC Group), we are intimately familiar with the home shopping industry. We invested in EVINE after an activist investor installed a new Board and management team. Unfortunately, due to a lack of improvement in profitability—and awful stock performance—the “new” CEO was recently fired and the Chairman has assumed the role. While the stock price may indicate otherwise, we do not believe that the value of this company has been permanently impaired; in fact just some basic blocking, tackling, and cost-cutting should be able to get the company back to generating consistent free cash flow. In the meantime, we await the results of the upcoming FCC spectrum auction that could provide substantial funds to aid the company in its ongoing turnaround.

Heritage-Crystal Clean (ticker: HCCI) recycles motor oil, cleans parts, and is the second largest provider of hazardous waste services in the United States. The stock was hurt over the period by a further drop in base oil pricing, caused by the drop in crude oil. This dynamic led to a contraction in the spread the company earns on its used oil recycling business and reduced segment profitability to roughly break even. The company has significant re-refining capacity and should be well-positioned to take advantage of any incremental widening in used oil spreads, an outcome that according to our work would have a material impact on operating cash flows and returns.

Carbon Natural Gas (ticker: CRBO) is an oil and gas exploration company focused on Appalachian drilling. After drilling no new wells in 2015, Carbon’s production showed a large decline. This lack of investment resulted in falling operating cash flows, a process that was accentuated by the decline in oil and gas pricing. At these price levels the company is trading at its PV10 value with zero value ascribed to the rest of its acreage. With a balance sheet that is unlevered, the company can weather this downturn in energy prices and provides excellent optionality on any recovery in energy prices.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

LETTER TO SHAREHOLDERS (unaudited)

Lastly, Dundee (ticker: DDEJF) was one of our large detractors over the period although our very small position weighting has minimized the net pain during a complete shellacking. Dundee is a complex collection of assets headquartered in Toronto and led by the next generation of the Goodman family—David. Previously the Goodmans created tremendous wealth through the creation and then sale of an asset management business. Unfortunately, David went with the business that was sold, and Dad stayed at the holding company, where he displayed a lax attitude toward capital allocation and a disastrous attachment to precious metals and energy. This situation has reversed itself as the elder Goodman has retired and David has returned to run Dundee. The company owns stakes in a variety of publicly-traded entities that are worth well more than the price of Dundee stock, and we think some of the subsidiaries themselves are undervalued. A number of these assets are exposed to oil and gas either directly or indirectly or have suffered with the strengthening of the U.S. dollar. These two factors drove the stock price decline during the period.

On the positive front, American Vanguard (ticker: AVD) was our largest contributor over the period. The two biggest factors in the appreciation were (i) the outlook for agricultural chemicals…didn’t get worse and (ii) the Zika virus. Our original investment premise appears to be playing out as the company works through legacy inventory that was built up after incredible demand for its corn soil insecticide product in 2012 and 2013. As the inventory winds down, AVD has been generating a huge amount of cash that is being used to pay down debt and improve its leverage position. The market has rewarded AVD for its cost-cutting efforts and has started to consider what the company’s earnings power will look like once its gross margins normalize and the top line starts to grow again. Over the last 6 months, public awareness of the Zika virus as a public health risk in South America and to a lesser extent in the U.S. has increased, and AVD has a compound that can be used in mosquito repellants. (That particular asset was not part of our original investment thesis, but we’ll take it.)

Carrols Restaurant Group (ticker: TAST) has been a major beneficiary of the menu and marketing improvements that have been spearheaded by Burger King’s owner 3G Capital. The profitability of the entire franchise base has improved and when that is combined with lower commodity costs, best in class operators like Carrols can benefit disproportionately. We are not banking on the balance of 2016 being quite as good as was that last six months for Carrols. However, the ongoing margin enhancement and store acquisition initiatives should continue to drive increases in cash flows and better returns on capital. While we have trimmed this position a bit as it has run up, our research continues to suggest that Carrols could be worth a lot more if one has the patience to hold the stock for a few more years.

When we first invested in DreamWorks Animation SKG (ticker: DWA), the market was concerned that the company might have liquidity issues—given poor feature film performance and a cost structure that was out of line with the company’s revenue base. Since then, DWA has generated cash through a sale-leaseback of its studio property, announced significant costs cuts, and delivered a hit movie in Home. These events, in addition to the signing of more content deals with Netflix and other distributors, have improved the profitability of the company. Further, Kung Fu Panda 3, the company’s first film created in conjunction with DWA’s Chinese partner, opened in January 2016 and had an excellent box office run, continuing the success of the franchise. In a world in which content is king, DWA has an irreplaceable animation studio and a burgeoning foray into television (through its partnership with Netflix). In addition, the company has a controlling stake in Awesome TV, an online media property that we are sure none of our clients watch but that has proven to be wildly successful. We continue to think our estimate of asset value will be recognized by the market...or another industry player. Oh, and it was just taken over by Comcast, providing a substantial return for the Fund.

Moving on to the new additions to the portfolio, all those discussed below highlight how a patient, disciplined process, combined with strict valuation criteria, can bear fruit during market downturns:

First, USG (ticker: USG) is a North America-focused producer and distributor of building supplies. We built our initial position in December and as we mentioned added to the position materially during the January swoon. The company, whose largest shareholder is Berkshire Hathaway, has a leading market share in the production and sale of wallboard and ceiling tiles. The oligopolistic nature of these markets leads to USG having a degree of pricing power, especially during cyclical upturns. Recently, the stock price has fallen—and the valuation has become compelling—due to what appear to be short-term issues surrounding housing completions. However, over the next few years, it is likely that USG will see more robust demand for its products as developers and homeowners make up for years of under-investment in U.S. housing and commercial real estate. In that case, our research suggests that USG will experience significant margin expansion, generate substantial free cash flow, and achieve a much higher valuation.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

LETTER TO SHAREHOLDERS (unaudited)

During the period, we built a position in Colfax (ticker: CFX) which is a global industrial company that operates 2 segments: gas and fluid handling, and fabrication technology. In the first segment, CFX designs and manufactures compressors, valves, and fluid handling systems. In the other, CFX focuses on the production of welding equipment. The share price of CFX has seen a meaningful drop, mainly due to the impact of the strong U.S. dollar and the company’s exposure to weak energy-related end markets. These recent headwinds have pushed out the timeframe in which CFX is likely to achieve its growth and margin improvement goals. However, the pedigree of management and the Board—“The Rales and Danaher mafia”—is synonymous with good management and shareholder value creation.

We purchased shares of Wesco Aircraft Holdings (ticker: WAIR) in January and it became a top contributor for the period. We had owned WAIR previously for a short period. At the time, we liked the company’s return on equity, low capital intensity, and exposure to a commercial aerospace cycle that appears to have some legs. We pivoted and sold the stock because we became more dubious of the merits of a large acquisition and were concerned that generating high margins through selling aircraft parts “ad hoc,” as opposed to within more stable programs, was not sustainable. Subsequently, the combination of further due diligence, a new management team, the big write off of stale inventory, and a more attractive valuation (i.e. the stock fell into our laps) has been the catalyst to get us back into the stock. Its strong performance for the quarter was a response to the company right-sizing the organization and providing a credible path to getting back to prior levels of profitability.

Lastly, we built a position in Zebra Technologies (ticker: ZBRA) in early January. The company now consists of the combination of Zebra’s legacy mobile printing business and the mobile computing business acquired in the merger with Motorola Solutions’ enterprise business. When we first looked at Zebra after the deal closed in 2014, we were impressed by Zebra’s great historical returns on capital but were a little uncomfortable with management’s aggressive projections and were nervous about the difficulty of the pending integration. Aside from that the stock ran up and we passed. Since then, the stock has come back to earth as the integration has taken longer and the upfront costs have been higher than the market had anticipated. In addition, there is a legitimate question about whether the go-forward margins and returns will even come close to what Zebra achieved in the past. Our research suggests that the combination—while messy to start off with—still makes a lot of sense and has the ability to produce more Buffett-stock-like returns in the future. And at the current valuation we don’t think there is a lot of downside if we are wrong.

We also sold a number of stocks during the period to make room for the new additions. In the case of Francesca’s Holdings (ticker: FRAN), we mostly sold based on valuation. New CEO Michael Barnes has done a very nice job of reversing the company’s negative same-store sales trends and getting the investment community excited once again about the company’s growth prospects. However, with the stock in the high teens and what looks like $1 per share in earnings power, we thought the shares were fairly-valued and we took a reasonable profit. And, if you are wondering, we are generally nervous about brick and mortar retailers. In our view the U.S. remains over-stored and over-malled given the broader shift towards e-commerce and Amazon’s continued push to be everyone’s one-stop shop.

In the case of Anika Therapeutics (ticker: ANIK), the company has successfully leveraged its partnership with Johnson & Johnson to increase demand for its core hyaluronic acid-based products, generate free cash flow, and increase the value of the company in the eyes of the market. However, we see a fair amount of risk in the management team’s stated path when it comes to its newest product—CINGAL®. With the stock trading closer to fair value, we decided to book a 50% return and watch from the sidelines, with a few remaining tax lots still being held until the positions go long-term.

We also sold our remaining position in Approach Resources (ticker: AREX). While we like the management team and the company’s low cost oil and gas acreage, we are concerned about Approach’s ability to live to see higher energy prices therefore we decided to put the capital to work elsewhere. We could use the tax loss.

Finally, we closed out our position in Liberty Ventures (ticker: LVNTA) because we saw better opportunities in other investments. While we love Liberty and John Malone, we are not enamored with the company’s somewhat strange mix of assets and with a market cap over $5 billion, it is no longer really a small cap company.

On the firm front, in January we are delighted to announce that Ben Claremon, Paul Hinkle, Kelli Manthei, Eugene Robin, and Mathew Weber have become partners of the firm, joining me and Daniele Beasley in our quest to fulfill our mission

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

LETTER TO SHAREHOLDERS (unaudited)

stated above. Their contributions and responsibilities span from investing to trading to client service to design. They have demonstrated the “relentless passion” that I consider to be the critical DNA of our firm. We…and our external partners (clients) should be grateful to have them and look forward to a long and mutually prosperous future together.

It should also be noted that our Fund has never had a shareholder servicing fee, we eliminated the 12b-1 marketing fees in November 2015, and we do everything we can to put as much of your dollar to work as we humanly can. (Telling your friends to invest would assist in lowering the overall expense ratio of the fund.)

Looking ahead, after a very tough start to the year, the U.S. markets have rebounded to set new all-time highs. While rising markets are generally an enjoyable state of affairs, they do inevitably “steal” some of the near-term future return. Barring a massive change in the economic environment, some of our cyclical holdings have gotten a little over their skis and we have leaned in and taken profits.

Our process and strategy remain the same. We will be patient and look forward to more opportunities to take advantage of forced selling. We own an eclectic group of stocks that our diligence suggests still have substantial upside potential—timing uncertain.

We very much appreciate your willingness to partner with us and we look forward to updating you next quarter.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index. PV10 is the present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual discount rate of 10%. Free cash flow is calculated by subtracting capital expenditures from operating cash flow to represent the cash that a company is able to generate after business development expenses. Return on equity measures a company’s profit as a percentage of the combined total worth of all ownership interests in the company. Return on capital calculates the return on equity minus the total value of debts owed by the company (loans and bonds).

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

This Page Intentionally Left Blank

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

INSTITUTIONAL CLASS PERFORMANCE (unaudited) — CSCAX

(1)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2)
The Russell 2000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

*	Inception date of Institutional Class was October 3, 2001.
Returns for periods greater than one year are annualized.
Past performance does not guarantee future results.
Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund disrtibutions or the redempion of fund shares.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

EXPENSE EXAMPLE - MARCH 31, 2016 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			EXPENSES PAID
	BEGINNING ACCOUNT	ENDING ACCOUNT	DURING PERIOD(1)
	VALUE 10/1/2015	VALUE 3/31/2016	10/1/2015 - 3/31/2016

Institutional Class Actual (2)	$1,000.00	$1,088.50	$6.68

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.60	$6.46

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.28% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2016 of 8.85%.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

HOLDINGS PRESENTATION (unaudited)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

SCHEDULE OF INVESTMENTS - MARCH 31, 2016 (unaudited)

	Shares	Value
Common Stocks - 98.8%

CONSUMER DISCRETIONARY - 23.3%
Belmond, Class A *	86,050	$816,614
Carrols Restaurant Group *	112,200	1,620,168
Cherokee *	71,706	1,275,650
DreamWorks Animation SKG, Class A *	23,700	591,315
EVINE Live *	467,074	546,477
Golden Entertainment *	55,750	604,330
Liberty Global, Class A *	23,506	824,120
SeaWorld Entertainment	39,220	825,973
Tupperware Brands	15,300	887,094
		7,991,741

ENERGY - 1.9%
Carbon Natural Gas * (a)	550,000	134,750
WPX Energy *	73,200	511,668
		646,418

FINANCIAL SERVICES - 16.7%
Baldwin & Lyons, Class B	23,910	588,425
Dundee, Class A *	150,300	696,250
Equity Commonwealth - REIT *	27,500	776,050
Forestar Group *	140,000	1,825,600
Hallmark Financial Services *	159,668	1,836,182
		5,722,507

HEALTH CARE - 3.4%
Anika Therapeutics *	7,450	333,164
Halyard Health *	29,600	850,408
		1,183,572

MATERIALS & PROCESSING - 14.1%
American Vanguard *	55,000	867,900
Armstrong World Industries *	10,000	483,700
FMC	40,800	1,647,096
USG *	74,600	1,850,826
		4,849,522

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

SCHEDULE OF INVESTMENTS (CONTINUED) - MARCH 31, 2016 (unaudited)

	Shares	Value
PRODUCER DURABLES - 20.2%
Colfax *	29,000	$829,110
Franklin Electric	26,900	865,373
GP Strategies *	42,800	1,172,720
Heritage-Crystal Clean *	131,000	1,302,140
Raven Industries	52,106	834,738
Wesco Aircraft Holdings *	73,600	1,059,104
Zebra Technologies, Class A *	12,600	869,400
		6,932,585

TECHNOLOGY - 19.2%
Avid Technology *	172,398	1,165,411
GSI Group *	58,900	834,024
Millicom International Cellular	15,600	860,028
NeuStar, Class A *	29,900	735,540
ViaSat *	24,400	1,792,912
Westell Technologies, Class A *	350,000	409,500
Xura *	39,400	774,998
		6,572,413
Total Common Stocks
(Cost $30,225,740)		33,898,758

Short-Term Investment - 3.1%
Fidelity Institutional Government Portfolio, Institutional Class, 0.23% ^	1,047,659	1,047,659
(Cost $1,047,659)

Total Investments - 101.9%
(Cost $31,273,399)		34,946,417
Other Assets and Liabilities, Net - (1.9)%		(649,164)
Total Net Assets - 100.0%		$34,297,253

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value heirarchy. See notes 2 and 3 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of March 31, 2016.
REIT - Real Estate Investment Trust

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

STATEMENT OF ASSETS & LIABILITIES (unaudited) - MARCH 31, 2016

Assets:
Investments, at value (cost $31,273,399)	$34,946,417
Receivable for investment securities sold	1,149,251
Receivable for capital shares sold	3,851
Dividends and interest recievable	25,634
Prepaid expenses	15,407
Total assets	36,140,560

Liabilities:
Payable for investment securities purchased	1,766,399
Payable for capital shares redeemed	35,800
Payable to investment adviser	13,768
Payable for fund administration & accounting fees	12,753
Payable for compliance fees	2,040
Payable for custody fees	306
Payable for trustee fees	3,024
Accrued expenses	9,217
Total liabilities	1,843,307

NET ASSETS	$34,297,253

Net Assets Consist Of:
Paid-in capital	$26,195,632
Accumulated net investment loss	(501,719)
Accumulated undistributed net realized gain on investments	4,930,322
Net unrealized appreciation on investments	3,673,018
Net Assets	$34,297,253

Shares issued and outstanding(1)	1,046,648
Net asset value, redemption price and offering price per share(2)	$32.77

(1) Unlimited shares authorized.
(2) A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

 See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

STATEMENT OF OPERATIONS (unaudited) - FOR THE SIX MONTHS ENDED MARCH 31, 2016

Investment Income:
Dividend income	$86,276
Interest income	693
Total investment income	86,969

Expenses:
Investment adviser fees (See note 4)	150,820
Fund administration & accounting fees (See note 4)	40,024
Transfer agent fees & expenses (See note 4)	34,002
Federal and state registration fees	16,253
Audit fees	8,435
Postage & printing fees	6,339
Compliance fees (See note 4)	6,039
Legal fees	5,788
Trustee fees (See note 4)	5,115
Other	3,968
Custody fees (See note 4)	3,469
Distribution fees - Investor Class* (See Note 5)	10,737
Total expenses before reimbursement	290,989
Less: Reimbursement from investment adviser (See note 4)	(46,944)
Net Expenses	244,045

NET INVESTMENT LOSS	(157,076)

Realized And Unrealized Gain (Loss) On Investments:
Net realized gain on investments	4,888,836
Net change in unrealized appreciation on investments	(1,164,791)

Net realized and unrealized gain on investments	3,724,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,566,969

*	Investor Class shares converted to Institutional Class shares on November 25, 2015.

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2016	September 30,
	(Unaudited)	2015

Operations:

Net investment loss	$(157,076)	$(380,394)
Net realized gain on investments	4,888,836	2,535,030
Net change in unrealized appreciation on investments	(1,164,791)	(2,229,984)
Net increase (decrease) in net assets from operations	3,566,969	(75,348)

Capital Share Transactions:

Investor Class*:
Proceeds from shares sold	552,866	3,779,878
Proceeds from reinvestments of distributions	1,150,771	2,470,920
Cost of shares exchanged for Institutional Class shares*	(27,921,820)	–
Payments for shares redeemed	(555,085)	(7,707,675)
Redemption fees	179	554
Decrease in net assets resulting from Investor Class transactions	(26,773,089)	(1,456,323)
Institutional Class:
Proceeds from shares sold	2,205,775	5,922,957
Cost of shares issued in exchange for Investor Class shares*	27,921,820	–
Proceeds from reinvestments of distributions	373,975	1,936,690
Payments for shares redeemed	(15,921,016)	(5,410,494)
Redemption fees	1,264	369
Increase in net assets resulting from Institutional Class transactions	14,581,818	2,449,522

Increase (Decrease) in net assets resulting from capital share transactions	(12,191,271)	993,199

Distributions To Shareholders:
From net investment income:
Investor Class*:	–	–
Institutional Class:	–	–
From net realized gain on investments:
Investor Class*:	(1,412,098)	(3,443,759)
Institutional Class:	(377,687)	(2,016,078)
Total distributions to shareholders	(1,789,785)	(5,459,837)

TOTAL DECREASE IN NET ASSETS	(10,414,087)	(4,541,986)

Net Assets:

Beginning of period	44,711,340	49,253,326
End of period, including accumulated net investment loss of $(501,719)
and $(344,643), respectively	$34,297,253	$44,711,340

*	Investor Class shares converted to Institutional Class shares on November 25, 2015.

See Notes to Financial Statements.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

Institutional Class

	SIX
	MONTHS		YEAR ENDED
	ENDED		SEPTEMBER 30,
	MARCH 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)

PER SHARE DATA:

Net asset value, beginning of period	$31.66		$35.53	$36.53	$28.53	$19.18	$20.77

Investment operations:
Net investment loss	(0.11	)(1)	(0.21)	(0.20)	(0.12)	(0.07)	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	2.85		0.20	2.02	8.12	9.42	(1.47)
Total from investment operations	2.74		(0.01)	1.82	8.00	9.35	(1.52)

Less distributions:
Dividends from net investment income	–		–	–	–	–	(0.07)
Dividends from net capital gains	(1.63)		(3.86)	(2.82)	–	–	–
Total distributions	(1.63)		(3.86)	(2.82)	–	–	(0.07)
Paid-in capital from redemption fees	–	(2)	– (2)	– (2)	–	–	–

Net asset value, end of period	$32.77		$31.66	$35.53	$36.53	$28.53	$19.18

TOTAL RETURN(3)	8.85%		-0.57%	4.78%	28.04%	48.75%	-7.38%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$34.3		$18.4	$18.1	$21.6	$7.2	$1.7

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.61%		1.41%	1.34%	1.54%	1.87%	1.20%
After expense reimbursement/recoupment(4)	1.28%		1.40%	1.39%	1.44%	1.40%	1.19%

Ratio of net investment loss to average net assets:
After expense reimbursement/recoupment(4)	(0.72)%		(0.63)%	(0.45)%	(0.62)%	(0.56)%	(0.23)%

Portfolio turnover rate(3)	40%		107%	77%	72%	67%	50%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to Financial Statements.

This Page Intentionally Left Blank

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2016 (unaudited)

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”), formerly known as CSC Small Cap Value Fund, is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998. The Fund currently offers only Institutional Class shares. Effective November 25, 2015, the Fund ceased offering its Investor Class shares. The remaining Investor Class shares were converted to Institutional Class shares at the close of business on November 25, 2015. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - MARCH 31, 2016 (unaudited)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.  12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At March 31, 2016, the Fund had investments in illiquid securities with a total value of $134,750 or 0.4% of total net assets.
Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/2012	$195,250

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange-Traded Funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - MARCH 31, 2016 (unaudited)

available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$33,764,008	$134,750	$-	$33,898,758
Short-Term Investment	1,047,659	-	-	1,047,659
Total Investments in Securities	$34,811,667	$134,750	$-	$34,946,417

Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2016, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4. Investment Advisory Fee And Other Transactions With Affiliates

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets.  Prior to November 25, 2015 the annual expense limitation was 1.44% of the average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least January 28, 2017.  At March 31, 2016, the balance of previously waived fees eligible for recoupment was $101,135, of which $50,479 expires September 30, 2016, $3,712 expires September 30, 2018 and $46,944 expires September 30, 2019.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - MARCH 31, 2016 (unaudited)

Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2016 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  Distribution Costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended March 31, 2016, the Investor Class incurred expenses of $10,737 pursuant to the Plan.  As described in Note 1, the Investor Class was closed as of November 25, 2015 and there will be no further 12b-1 fees accrued in the Fund.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - MARCH 31, 2016 (unaudited)

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

	For the Period Ended	For the Year Ended
TRANSACTIONS IN SHARES:	March 31, 2016	September 30, 2015
Investor Class:
Shares sold	17,272	116,758
Shares issued to holders in reinvestment of dividends	37,867	76,737
Shares exchanged for Institutional Class shares	(900,309)	-
Shares redeemed	(17,413)	(233,501)
Decrease in Investor Class shares outstanding	(862,583)	(40,006)
Institutional Class:
Shares sold	73,158	174,648
Shares issued in exchange for Investor Class shares	867,046	-
Shares issued to holders in reinvestment of dividends	11,853	58,176
Shares redeemed	(485,021)	(162,844)
Increase in Institutional Class shares outstanding	467,036	69,980
Net increase (decrease) in shares outstanding	(395,547)	29,974

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31 2016, were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$14,101,363	$27,279,535

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (CONTINUED) - MARCH 31, 2016 (unaudited)

8.  Income Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2015, the Fund’s most recently completed fiscal year-end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$6,402,120	$(2,040,047)	$4,362,073	$41,243,882

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At September 30, 2015, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gain	Losses	Appreciation	Earnings
$-	$2,307,007	$(344,643)	$4,362,073	$6,324,437

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31. For the taxable year ended September 30, 2015, the Fund deferred, on a tax basis, late year ordinary losses of $344,643. As of September 30, 2015, the Fund had no capital loss carryforwards.

For the period ended March 31, 2016, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$-	$1,789,785	$1,789,785

For the year ended September 30, 2015, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$2,439,604	$3,020,233	$5,459,837

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

ADDITIONAL INFORMATION (unaudited)

Approval Of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Cove Street resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered the investment philosophy of the portfolio manager and his extensive investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to that used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998. The Trustees took into account Cove Street’s strong capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street. In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

ADDITIONAL INFORMATION (unaudited)

Approval of Investment Advisory Agreement (CONTINUED)

Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund. While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on longer term performance. When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group. The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was in the twenty-third, sixty-third, second, and sixty-fifth percentiles for the one-year, three-year, five-year and ten-year periods ending December, 31, 2015, respectively. The Trustees also noted the Fund had slightly outperformed its Russell 2000 and Russell 2000 Value benchmarks during the one-year, five-year, and since inception periods ended December 31, 2015, but had underperformed its Russell 2000 benchmark during the three-year and ten-year periods. The Trustees also considered the similar performance of the Fund and its separate account composite over all relevant time periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12 month period ended June 30, 2015. In that regard, the Trustees noted Cove Street subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street. The Trustees considered Cove Street had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. Furthermore, the Trustees noted that during the prior year Cove Street continued to voluntarily forego its right to recapture the management fees it waived and the operating expenses it reimbursed in order to keep the Fund’s expense ratio below its contractual cap. The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted the Fund’s advisory fee was equal to the average and median management fees reported for the benchmark category. They also considered the total expenses of the Fund (after waivers and expense reimbursements) were slightly higher than the average and median total expenses reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid to Cove Street as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Cove Street incurred exceeded any Rule 12b-1 payments from the Fund. The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material financial benefits from services rendered to the Fund.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

ADDITIONAL INFORMATION (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

Availability of Fund Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2016

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Investment Adviser	Cove Street Capital, LLC
2101 El Segundo Boulevard, Suite 302
El Segundo, CA 90245

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian	U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212
Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Legal Counsel	Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)                      /s/James R. Arnold
James R. Arnold, President

Date    June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date     June 3, 2016

By (Signature and Title)                      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     June 3, 2016